UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

January 11, 2017

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously disclosed, on November 17, 2016, J. Daniel McCranie, the Chair of the Board of Directors (the “Board”) of ON Semiconductor Corporation (the “Company”), informed the Company of his decision not to stand for re-election to the Board at the Company’s 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”). On January 11, 2017, the Board unanimously selected Alan Campbell to succeed Mr. McCranie as Chair of the Board, effective at the regular Board Meeting to be held in conjunction with the 2017 Annual Meeting. Mr. Campbell joined the Board in August 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ON SEMICONDUCTOR CORPORATION
(Registrant)

Date: January 16, 2017	By:	/s/ GEORGE H. CAVE
George H. Cave
Executive Vice President,
General Counsel, Chief Compliance & Ethics Officer, Chief Risk Officer and Corporate Secretary